UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2005
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Agreements
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 3.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 99.1

Item 1.01. Material Agreements
     1997 Stock Option Plan for Non-Employee Directors
     In connection with his appointment as a Director (as described in Item 5.02 below), Dean A. Yoost will be entitled to receive option grants pursuant to the terms of the Emulex Corporation 1997 Stock Option Plan for Non-Employee Director Stock Option Plan (the “Director Plan”). The form of Director Stock Option Agreement and form of Grant Summary used in connection with grants under the Director Plan is filed herewith as Exhibit 10.1.
     The following is a brief description of the material terms and conditions of options granted under the Director Plan:
          Eligibility. Each director of the Emulex Corporation (the “Company” or the “Registrant”) shall be eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan (“Eligible Director”). Only Eligible Directors may receive options under the Director Plan.
          Grant, Term and Conditions of Options. The Director Plan provides that an option to purchase 60,000 shares of common stock of the Company will be granted automatically to each Eligible Director upon the date on which such director first becomes an Eligible Director. In addition, the Director Plan provides that on each yearly anniversary of the date of grant of the initial option to each Eligible Director, each such Eligible Director will automatically be granted an additional option to purchase 20,000 shares of common stock.
          Option granted under the Director Plan are non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422 of the Internal Revenue Code of 1986, as amended. The purchase price per share of the common stock of the Company issuable upon exercise of the option shall be 100% of the fair market value per share of such common stock on the grant date. Payment for shares purchased on exercise of an option shall be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.
          No option granted under the Director Plan is exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

          The initial options granted to a director under the Director Plan are exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 20,000 shares are exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date.
          In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees in accordance with the Director Plan. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom an option is granted it may be exercised only by such individual or such individual’s guardian or legal representative.
          Mergers, Reorganizations and Changes in Control. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Director Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, if such options would otherwise be canceled, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise provisions otherwise provided in the Director Plan. In the event of a change in control of the Company, as defined in the Director Plan, any unexercised option previously granted under the Director Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such change in control as to all of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable.
Option Grants Under Employee Stock Option Plan and 2004 Employee Stock Incentive Plan
     The Company’s executive officers and other employees are eligible to receive option grants under both the Emulex Corporation Employee Stock Option Plan (the “Stock Option Plan”) and the Emulex Corporation 2004 Employee Stock Incentive Plan (the “Incentive Plan” and, collectively with the Stock Option Plan, the “Employee Plans”) upon approval by the Board of Directors (or a designated committee thereof); provided, however, the Chief Executive Officer of the Company is not eligible to receive grants under the Incentive Plan. On August 25, 2005, the Board approved option grants to certain of its executive officers and other employees under the Employee Plans. The forms of Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement used in connection with grants under the Stock Option Plan are filed herewith as Exhibits 10.2 and 10.3, respectively. The forms of Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement used in connection with grants under the Incentive Plan are filed herewith as Exhibits 10.5 and 10.6, respectively. The form of Notice of Grant of Stock Options and Stock Option Agreement used for both Employee Plans is filed herewith as Exhibit 10.4.

     The following is a brief description of the material terms and conditions of options granted under the Employee Plans:
          Eligibility. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an option under the Employee Plans; provided, however, that the Chief Executive Officer is not eligible to receive grants under the Incentive Plan.
          Grant, Term and Conditions of Options. The purchase price for the shares subject to any option granted under the Employee Plans shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.
          The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Plans must be paid in full upon exercise of the option in cash or, at the discretion of the Board or (a designed committee thereof), upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing and subject to any applicable limitations on loans to officers under the rules and regulations of the Securities and Exchange Commission, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board (or committee), subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.
          No option shall be exercisable during the lifetime of an optionee by any other person. The Board (or committee) has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board (or committee), each option shall become exercisable on a cumulative basis as to 25% of the total number of shares covered by the option at any time after one year from the date the option is granted and as to an additional 6 1/4% after the end of each consecutive calendar quarter thereafter.
          No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; unless otherwise approved by the Board (or committee), three months after the date the optionee’s employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s employment terminates if termination is for cause; or one year after the date the optionee’s employment terminates if termination is a result of death or permanent disability.
          The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

          Mergers, Reorganizations and Consolidations. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Employee Plans shall either (i) be assumed or replaced by substitute options by the surviving corporation, or (ii) not assumed or replaced by the surviving corporation, in which case the options shall be deemed canceled. However, in the event the surviving corporation does not elect to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise or vesting provisions otherwise provided in the Employee Plans.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (d) On August 24, 2005, Dean A. Yoost was elected to serve as a Director of the Company. In accordance with the provisions of the Registrant’s Bylaws, Mr. Yoost’s election was approved by the Board of Directors of the Registrant in order to fill the vacancy that was created by the amendment to the Bylaws described in Item 5.03 below. Following his election as a Director, Mr. Yoost was appointed to serve as a member of both the Audit Committee and the Nominating/Corporate Governance Committee of the Board.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) On August 24, 2005, the Board of Directors of the Registrant approved an amendment to Article III, Section 2 of the Registrant’s bylaws relating to the number of authorized directors. The prior Article III, Section 2 provided that the number of directors would not be less than four nor more than seven unless changed by a by-law duly adopted by the stockholders or by the Board. The amendment eliminated the requirement that the size of the Board be within a specified range and authorizes the Board of Directors to determine the number of authorized directors by resolution of the Board. The Board also adopted a resolution increasing the number of authorized from six (6) to seven (7).
     The Amended and Restated Bylaws of the Registrant that reflect the amendment described above are attached hereto as Exhibit 3.1.
Item 7.01 Regulation FD Disclosure
As disclosed under Item 5.02, on August 24, 2005, the Company’s Board of Directors elected Dean A. Yoost as a member of the Board of Directors. The Company’s press release announcing Mr. Yoost’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-k.

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Amended and restated Bylaws of the Registrant (as amended through August 24, 2005)

10.1	Form of Director Stock Option Agreement and related form of Grant Summary for grants made pursuant to the 1997 Non-Employee Director Stock Option Plan

10.2	Form of Incentive Stock Option Agreement for grants made pursuant to the Employee Stock Option Plan

10.3	Form of Non-Qualified Stock Option Agreement for grants made pursuant to the Employee Stock Option Plan

10.4	Form of Incentive Stock Option Agreement for grants made pursuant to the 2004 Employee Stock Incentive Plan

10.5	Form of Non-Qualified Stock Option Agreement for grants made pursuant to the 2004 Employee Stock Incentive Plan

10.6	Form of Notice of Grant of Stock Options and Stock Option Agreement for grants made pursuant to both the Employee Stock Option Plan and 2004 Employee Stock Incentive Plan

99.1	Press release dated August 24, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
(Registrant)

Date: August 30, 2005	By:	/s/ PAUL FOLINO

Paul Folino,
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
3.1	Amended and restated Bylaws of the Registrant (as amended through August 24, 2005)

10.1	Form of Director Stock Option Agreement and related form of Grant Summary for grants made pursuant to the 1997 Non-Employee Director Stock Option Plan

10.2	Form of Incentive Stock Option Agreement for grants made pursuant to the Employee Stock Option Plan

10.3	Form of Non-Qualified Stock Option Agreement for grants made pursuant to the Employee Stock Option Plan

10.4	Form of Incentive Stock Option Agreement for grants made pursuant to the 2004 Employee Stock Incentive Plan

10.5	Form of Non-Qualified Stock Option Agreement for grants made pursuant to the 2004 Employee Stock Incentive Plan

10.6	Form of Notice of Grant of Stock Options and Stock Option Agreement for grants made pursuant to both the Employee Stock Option Plan and 2004 Employee Stock Incentive Plan

99.1	Press release dated August 24, 2005